Exhibit 99.2
February 6, 2007 United Community Banks, Inc. Announces Agreement to Acquire Gwinnett Commercial Group, Inc.

Cautionary Statement II. This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission. This presentation also contains non-GAAP financial measures, as defined by the Federal Securities Laws. For a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between those measures and the non-GAAP financial measures, please refer to "Selected Financial Data" in the United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities Exchange Commission, which may be found on the company's Web site, www.ucbi.com.

Transaction Overview People decision... outstanding banking team Achieves a primary strategic objective to encircle the Atlanta market Transaction is consistent with United Community Banks' expansion objectives Cultural fit... Bankers that share our passion for community banking Strong management and board of directors... People who know the community and want to join the United family Gwinnett Commercial / First Bank of the South is a premier banking franchise The Combination of United Community Banks and Gwinnett Commercial / First Bank of the South Further Enhances the UCBI Community Banking Franchise

Market Opportunity Atlanta: The Economic Engine of the Southeast Atlanta MSA: 28 counties...5 million people...$110 billion deposits 14 of the 100 fastest growing counties, including 4 of the top 10 14 Fortune 500 companies United Community Banks entered the Atlanta market in 2000 Currently 9 banks and 34 banking offices $2.1 billion in assets; 30% of our assets 1% deposit market share in the MSA; 4% in the counties where we have banking offices

Gwinnett Commercial Group, Inc. First Bank of the South operates 5 banking offices and 1 LPO in metro Atlanta's fastest growing counties Gwinnett (3 offices) Buford, Lawrenceville, Snellville Dekalb (1) Embry Hills (Atlanta) North Fulton (1) Johns Creek Walton (LPO) Loganville Total Assets - $675 million Primary focus on commercial / small business lending Track record of loan and core deposit growth and profitability Headquartered in the Metro Atlanta Community of Lawrenceville (Gwinnett County)

First Bank of the South is the Premier Community Banking Franchise in Metro Atlanta One-of-a-Kind Opportunity Financial Highlights: 2006 (1) Scarcity value of premier community banks operating in metro Atlanta Management team averages 30 years of in- market experience High return balance sheet mix Demand deposits and other transaction accounts = approximately 70% Ranked as the 9th largest community bank in Atlanta 3rd within their markets Track record of excellent asset quality Total Assets $674.9 Loans 536.1 Deposits 582.6 Net Income 11.9 ROAA 1.94% ROAE 17.20 Net Interest Margin 5.02 Efficiency Ratio 34.79 LLR/Loans 1.35% NPAs/Assets 0.02 NCOs/Avg. Loans 0.04 Gwinnett Commercial Group, Inc. (1) Dollar values in millions. Data as of and for the twelve months ended December 31, 2006.

5-Year CAGR (1) Peer Group Comparison Gwinnett Commercial Group, Inc. Net Income (2): 56% Loans: 31 Deposits: 28 Gwinnett Commercial Peer Median (3) ROAA: 1.94% 1.01% ROAE: 17.20 12.73 Net Interest Margin: 5.02 4.29 Efficiency Ratio: 34.79 58.61 (1) Balance sheet CAGRs exclude the financial impact of the Embry Bankshares and Buford Banking Group acquisitions. (2) Net income and profitability metrics for FY 2002 have been adjusted at an assumed tax rate of 35% to reflect Gwinnett Commercial's Subchapter-S status. (3) Consists of selected publicly-traded metro Atlanta commercial banks with total assets between $250 million - $2.5 billion. Results are for the last twelve months of publicly reported data. Data Source: SNL Financial; Company documents First Bank of the South is the Premier Community Banking Franchise in Metro Atlanta 2002 2003 2004 2005 2006 Peer Group 0.0085 0.0083 0.0082 0.0096 0.0101 Gwinnett Commercial Group 0.0119 0.0157 0.0149 0.0184 0.0194 Historical ROAA (2) Historical Net Interest Margin 2002 2003 2004 2005 2006 Peer Group 0.0424 0.0417 0.0413 0.043 0.0429 Gwinnett Commercial Group 0.0462 0.0428 0.0461 0.0501 0.0502

Gwinnett Commercial Group, Inc. Board of Directors and Executive Officers

Gwinnett Commercial Group, Inc. History Banking Team Markets Business Mix Franchise Attributes: First Bank of the South

Gwinnett Commercial Group, Inc. Note: As of December 31, 2006; Dollar values in thousands. Data Source: Company documents Balance Sheet Profile

Strategic Rationale Premier community banking organization well positioned for future growth Banking offices are located in metro Atlanta's fastest growing markets where UCBI has no presence Impressive demographics in core market - Gwinnett County 2nd largest metro Atlanta county - population 780,000, total deposits $11 billion 5-year projected population growth rate estimated to exceed 26.5% - 4x the projected U.S. average Median household income of $76,937 - significantly above the U.S. and Southeastern averages of $51,546 and $47,395, respectively Strong operational and cultural fit resulting in manageable execution risk Existing board and management team will continue in key leadership positions; operating autonomy will be maintained under the UCBI brand Leverage UCBI's resources in Atlanta and at the holding company to increase and advance customer relationships Compelling pro forma financial results - slightly accretive to 2007 EPS First Bank of the South Enhances United Community Banks' Overall Banking Franchise

Pro forma Metro Atlanta Deposit Market Share - Well Positioned for Future Growth Strategic Rationale Note: Pending ownership, includes banks; FDIC deposit data as of June 30, 2006. Data Source: SNL Financial; FDIC

First Bank of the South Further Enhances United Community Banks' Demographic Profile and Growth Prospects Strategic Rationale Note: Pro forma demographic statistics calculated using the weighted average of deposits by county for all counties where UCBI and Gwinnett Commercial Group have a presence. (1) For the period ended 2006. (2) For the period 2006 - 2011. Data Source: SNL Financial Gwinnett County 76937 Southeast 47395 UCBI 47373 UCBI Pro Forma 49787 Gwinnett County 0.196 Southeast 0.168 UCBI 0.153 UCBI Pro Forma 0.157 Median Household Income (1) Projected 5-Year Growth Rates (2) Projected 5-Year Growth Rates (2) Household Income Population Gwinnett County 0.265 Southeast 0.096 UCBI 0.15 UCBI Pro Forma 0.157

Transaction Structure (1) Based on UCBI's 30-day average closing stock price of $32.35 as of February 2, 2007. Transaction Value: $216.6 million (1) 5.7 million shares of UCBI common stock $32.5 million cash Options and SARs cashed out 85% common stock and 15% cash - election Board Representation: Eleven local bank board positions One holding company board position Termination Fee: $7.5 million Due Diligence: Completed Anticipated Closing: Second Quarter of 2007 Transaction Costs / Cost Savings: Annualized cost savings of $1.0 million (9%) $6.0 million one-time transaction costs

Transaction Structure Transaction Multiples 15

Pro Forma Franchise Financial Summary 16

Transaction Summary People decision... outstanding banking team Achieves a primary strategic objective to encircle the Atlanta market Transaction is consistent with United Community Banks' expansion objectives Conclusion 17

Appendix

Gwinnett Commercial Group, Inc. Historical Financial Summary Note: Financial data for FY 2001 is bank level; Dollar values in thousands. (1) Balance sheet CAGRs exclude the financial impact of the Embry Bankshares and Buford Banking Group acquisitions. (2) Growth rate excludes the financial impact of the Buford Banking Group acquisition. (3) Net income and profitability metrics for FY 2001 and 2002 have been adjusted at an assumed tax rate of 35% to reflect Gwinnet Commercial's Subchapter-S status. Data Source: SNL Financial; Company documents 19

Gwinnett Commercial Group, Inc. Deposit Market and Demographic Analysis - By County 20

Gwinnett Commercial Group, Inc. Deposit Market and Demographic Analysis - By Zip Code 21

Gwinnett Commercial Group, Inc. Deposit Market Share Analysis - By Zip Code Note: Dollar values in thousands. Data Source: SNL Financial 22

Gwinnett Commercial Group, Inc. Deposit Market Share Analysis - By Zip Code Note: Dollar values in thousands. Data Source: SNL Financial 23

Gwinnett Commercial Group, Inc. Deposit Market Share Analysis - By Zip Code Note: Dollar values in thousands. Data Source: SNL Financial 24

Selected Merger and Acquisition Transactions

Selected Merger and Acquisition Transactions Recent Metro-Atlanta Commercial Bank Transactions Data Source: SNL Financial 26

Selected Merger and Acquisition Transactions Recent Metro-Atlanta Commercial Bank Transactions (1) Financial data as of or for the twelve months December 31, 2006. Data Source: SNL Financial; Company documents 27

Selected Merger and Acquisition Transactions Recent Southeast Commercial Bank Transactions Data Source: SNL Financial 28

Selected Merger and Acquisition Transactions Recent Southeast Commercial Bank Transactions (1) Financial data as of or for the twelve months December 31, 2006. Data Source: SNL Financial; Company documents 29